Exhibit 10.28

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement ("this Agreement") has been executed by and among the following parties on February 10, 2011 in the People’s Republic of China (the "China"):

Party A: Siping Hengchang Business Consultants Co., Ltd. ("Pledgee")

Address: East of the town of Gongzhuling, location of 998 kilometers, Line 102

Party B: WEI Yushan ("Pledgor"), ID No.: 152322196510150014

Party C:  Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.

Address: Jilin Gongzhuling State Agriculture Science and Technology Park, Industry Area, two sides of Xiqi Road.

In this Agreement, each of Pledgee, Pledgor and Party C shall be referred to as a "Party" respectively, and they shall be collectively referred to as the "Parties".

Whereas:

1．
Pledgor is a citizen of China, and holds certain percentage of the equity interest in Party C. Party C is a limited liability company registered in Jilin Province, China, engaging in business related to agricultural products. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide any necessary assistance in registering the Pledge with the competent governmental authorities;

2．	Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C partially owned by Pledgor have executed an Exclusive Business Cooperation Agreement on February 10, 2011;

3．
To ensure that Party C fully performs its obligations under the Exclusive Business Cooperation Agreement and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he now and in the future holds in Party C (whether the percentage of the equity interest is changed or not in the future)  as security for payment of the consulting and service fees by Party C under the Business Cooperation Agreement.

To perform the provisions of the Business Cooperation Agreement, the Parties have mutually agreed to execute this Agreement upon the following terms.

1.	Definitions

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1
Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Article 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

Strictly Confidential

1.2
Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C (whether the percentage of the equity interest is changed or not in the future).

1.3	Term of Pledge: shall refer to the term set forth in Section 3.2 of this Agreement.

1.4	Business Cooperation Agreement: shall refer to the Exclusive Business Cooperation Agreement executed by and between Party C and Pledgee on February 10, 2011 (the Attachment 3).

1.5	Event of Default: shall refer to any of the circumstances set forth in Article 7 of this Agreement.

1.6	Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.
The Pledge

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C, including without limitation the consulting and services fees payable to the Pledgee under the Business Cooperation Agreement, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

3.	Term of Pledge

3.1
The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered’ with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until all payments due under the Business Cooperation Agreement have been fulfilled by Party C. Pledgor and Party C shall (1) register the Pledge in the shareholders' register of Party C within 3 business days following the execution of this Agreement, and (2) submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 10 business days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge (including re-registration of the Pledge when the percentage of equity interest the Pledgor holds in Party C), the parties hereto and all other shareholders of Party C shall submit to the AIC the Equity Interest Pledge Contract as set forth in the Attachment 4 of this Agreement in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”).  For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after filing.

Strictly Confidential

3.2
During the Term of Pledge, in the event Party C fails to pay the exclusive consulting or service fees in accordance with the Business Cooperation Agreement, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.	Custody of Records for Equity Interest subject to Pledge

4.1
During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the original capital contribution certificate for the Equity Interest (the Attachment 2) and the original shareholders' register containing the Pledge (the Attachment 1) within five (5) working days from the execution of this Agreement or from completion of the re-registration of shareholding when percentage of equity interest changed (in that case, Pledgor shall deliver to Pledgee's custody the updated original capital contribution certificate for the Equity Interest and the updated original shareholders' register containing the Pledge as attachment to this Agreement). Pledgee shall have custody of such original documents during the entire Term of Pledge set forth in this Agreement.

4.2	Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.	Representations and Warranties of Pledgor

5.1	Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2	Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3	Upon execution, this Agreement shall constitute the Pledgor’s legal, valid and binding obligations in accordance with the provisions herein.

5.4	Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

5.5	There is no pending disputation or litigation proceeding related to the Equity Interest.

6.	Covenants and Further Agreements of Pledgor

6.1	Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1
not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, or disposal of the Equity Interest in any other means, without the prior written consent of Pledgee, except for the performance of the Exclusive Option Agreement executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

Strictly Confidential

6.1.2
comply with the provisions of all laws and regulations applicable to the pledge of rights, and within five (5) working days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3
promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2
Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3
To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Business Cooperation Agreement, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee.  Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons).  Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4
Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

7.	Event of Breach

7.1	The following circumstances shall be deemed Event of Default:

Strictly Confidential

7.1.1
Party C fails to fully and timely fulfill any liabilities under the Business Cooperation Agreement, including without limitation failure to pay in full any of the consulting and service fees payable under the Business Cooperation Agreement or breaches any other obligations of Party C thereunder;

7.1.2	Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3	The Pledgor and Party C fail to register the Pledge in the shareholders' register of Party C or fail to complete the Registration of Pledge stipulated in Section 3.1;

7.1.4
Except as expressly stipulated in Section 6.1.1, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee; and

7.1.5	The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Business Cooperation Agreement.

7.2
Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3
Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) working days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding the Pledgor to immediately dispose of the Pledge in accordance with the provisions of Article 8 of this Agreement.

8.	Exercise of Pledge

8.1
Prior to the full payment of the consulting and service fees described in the Business Cooperation Agreement, without the Pledgee's written consent, Pledgor shall not assign the Pledge or the Equity Interest in Party C.

8.2	Pledgee may issue a Notice of Default to Pledgor when exercising the Pledge.

8.3
Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at the time when, or at any time after, the issuance of the Notice of Default in accordance with Section 8.2. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

Strictly Confidential

8.4
In the event of default, Pledgee is entitled to dispose of the Equity Interest pledged in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee; Likewise, in such circumstance Pledgor shall have no obligation to Pledgee for any deficiency remaining after such disposition of the Equity Interest pledged.

8.5	When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.	Assignment

9.1	Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement.

9.2	This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3
At any time, Pledgee may assign any and all of its rights and obligations under the Business Cooperation Agreement to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Business Cooperation Agreement, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4
In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register for change of the same with the competent AIC.

9.5
Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.
Termination

Upon the full payment of the consulting and service fees under the Business Cooperation Agreement and upon termination of Party C's obligations under the Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

Strictly Confidential

11.
Handling Fees and Other Expenses

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.
Confidentiality

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.	Governing Law and Resolution of Disputes

13.1	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

13.3
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Strictly Confidential

14.	Notices

14.1
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.2
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.3	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.4	For the purpose of notices, the addresses of the Parties are as follows:

PartyA: Siping Hengchang Business Consultants Co., Ltd.
Address: East of the town of Gongzhuling, location of 998 kilometers, Line 102
Attn: Wei Yushan
Phone: 18643412888
Facsimile: 0434-6877964

Party B: WEI Yushan
Address: East of the town of Gongzhuling, location of 998 kilometers, Line 102
Phone: 18643412888

PartyC: Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
Address: Jilin Gongzhuling State Agriculture Science and Technology Park, Industry Area, two sides of Xiqi Road
Attn: Wei Wenbiao
Phone: 18643476888
Facsimile: 0734-6278415

14.5	Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

Strictly Confidential

15.
Severability

In the event that one or several of the provisions of this Contract are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Contract shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.	Attachments The attachments set forth herein shall be an integral part of this Agreement.

17.	Effectiveness

17.1
Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.2
This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively.  Each copy of this Agreement shall have equal validity.  In case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

 [The Remainder of this page is intentionally left blank]

Strictly Confidential

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A: Siping Hengchang Business Consultants Co., Ltd.

By:         Wei Yushan
Name:    Wei Yushan
Title：  Chairman

Party B:  WEI Yushan

By:          Wei Yushan

Party C:  Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.

By:          Wei Wenbiao
Name:     Wei Wenbiao
Title:        Manager

Strictly Confidential

Attachments:

1.	Shareholders' Register of Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.;

2.	The Capital Contribution Certificate for Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.;

3.	Exclusive Business Cooperation Agreement;

4.	Equity Interest Pledge Contract used for registration with the AIC

Strictly Confidential

Attachment 1

Shareholders' Register of
Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.

1.
Name of Shareholder: WEI Yushan
ID Card No.: 152322196510150014
Address: Jilin Gongzhuling City Dongsichang Road No. 346
Capital Contribution: RMB 700,000
Percentage of Contribution: 70%
Capital Contribution Certificate No.: 001

WEI Yushan holds 70% of the equity interests of Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. Such 70% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the Equity Interest Pledge Agreement dated Feburary10, 2011, and such pledge will be registered with the registration authority.

2.
Name of Shareholder: WEI Wenbiao
ID Card No.: 220381198603107619
Address: Jilin Gongzhuling City Dongsichang Road No. 346
Capital Contribution: RMB 150,000
Percentage of Contribution: 15%
Capital Contribution Certificate No.: 002

WEI Wenbiao holds 15% of the equity interests of Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. Such 15% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the Equity Interest Pledge Agreement dated February 10, 2011, and such pledge will be registered with the registration authority.

3.
Name of Shareholder: YU Shulan
ID Card No.: 220381195708093221
Address: Jilin Gongzhuling City Dongsichang Road No. 346
Capital Contribution: RMB 150,000
Percentage of Contribution: 15%
Capital Contribution Certificate No.: 003

WEI Wenbiao holds 15% of the equity interests of Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. Such 15% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd.  according to the Equity Interest Pledge Agreement dated February 10, 2011, and such pledge will be registered with the registration authority.

It is certified that a total of 100% of the equity interests of Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the aforementioned Equity Interest Pledge Agreement.

Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. By: Wei Wenbiao Name: Wei Wenbiao Title: Manager Date: February 10, 2011

Strictly Confidential

Attachment 2

Capital Contribution Certificate
for Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
（No: 001）

Name of the Company: Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
Establishment Date of the Company: August 10, 2009
Registered Capital of the Company: RMB1,000,000
Name of the Shareholder: WEI Yushan
ID Card No.: 152322196510150014
Amount of the Capital Contributed by the Shareholder: RMB 700,000

It is hereby certified that WEI Yushan has contributed Renminbi 700,000 to hold 70% of the equity interests of Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. Such 70% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the Equity Interest Pledge Agreement dated February  10, 2011, and such pledge will be registered with the registration authority.

Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. By: Wei Yushan Name: Wei Yushan Title: Chairman Date: February 10, 2011

Strictly Confidential

Capital Contribution Certificate
for Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
（No: 002）

公司名称：吉林省恒久粮食收储有限公司
Name of the Company: Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
Establishment Date of the Company: August 10, 2009
Registered Capital of the Company: RMB1,000,000
Name of the Shareholder: WEI Wenbiao
ID Card No.: 220381198603107619
Amount of the Capital Contributed by the Shareholder: RMB 150,000

It is hereby certified that WEI Wenbiao has contributed Renminbi150,000 to hold 15% of the equity interests of Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. Such 15% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the Equity Interest Pledge Agreement dated February 10, 2011, and such pledge will be registered with the registration authority.

Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. By: Wei Wenbiao Name: Wei Wenbiao Title: Manager Date: February 10, 2011

Strictly Confidential

Capital Contribution Certificate
for Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
（No: 003）

Name of the Company: Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
Establishment Date of the Company: August 10, 2009
Registered Capital of the Company: RMB1,000,000
Name of the Shareholder: YU Shulan
ID Card No.: 22-381195708093221
Amount of the Capital Contributed by the Shareholder: RMB 150,000

It is hereby certified that YU Shulan has contributed Renminbi150,000 to hold 15% of the equity interests of Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. Such 15% equity interest shall be pledged to Siping Hengchang Business Consultants Co., Ltd. according to the Equity Interest Pledge Agreement dated February 10, 2011, and such pledge will be registered with the registration authority.

Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd. By: Yu shlan Name: Yu Shulan Title: Date: February 10, 2011

Strictly Confidential

Attachment 3

Exclusive Business Cooperation Agreement

This Exclusive Business Cooperation Agreement (“this Agreement”) is made and entered into by and between the following Parties on February 10, 2011 in the People’s Republic of China (“China” or “PRC”):

Party A:    Siping Hengchang Business Consultants Co., Ltd.
Address:   East of the town of Gongzhuling, location of 998 kilometers, Line 102

Party B:     Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
Address:   Jilin Gongzhuling State Agriculture Science and Technology Park, Industry Area, two sides of Xiqi Road.

Each of Party A and Party B shall be hereinafter referred to as a “Party” respectively, and as the “Parties” collectively.

Whereas,

1.	Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide technical and consulting services set forth hereunder;

2.	Party B is a domestic limited liability company established in China, and is entitled to engage in business related to agricultural products according to PRC laws (“Principal Business”);

3.
Party A is willing to provide Party B with exclusive technical, consulting and other services in relation to the Principal Business during the term of this Agreement utilizing its own advantages in human resources, technology and information, and Party B is willing to accept such services provided by Party A or Party A's designee(s), each on the terms set forth herein.

Now, therefore, through mutual discussion, the Parties have reached the following agreements:

1.	Services Provided by Party A

Party B hereby appoints Party A as Party B’s exclusive services provider to provide Party B with complete business support and technical and consulting services during the term of this Agreement, in accordance with the terms and conditions of this Agreement and to the extent permitted by the currently effective laws of China, which may include all services within the business scope of Party B as may be determined from time to time by Party A, such as but not limited to technical services, business consultations, equipment or property leasing, marketing consultancy, product research and development.

Strictly Confidential

1.1
Party B agrees to accept all the consultants and services provided by Party A Party B agrees to accept all the consultations and services provided by Party A. Party B further agrees that unless with Party A's prior written consent, during the term of this Agreement, Party B shall not accept any similar consultations and/or services provided by any third party and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement. Party A may appoint other parties, who may enter into certain agreements described in Section 1.3 with Party B, to provide Party B with the consultations and/or services under this Agreement.

1.2	Service Providing Methodology

1.2.1
Party A and Party B agree that during the term of this Agreement, Party B may enter into further technical service agreements or consulting service agreements with Party A or any other party designated by Party A, which shall provide the specific contents, manner, personnel, and fees for the specific technical services and consulting services.

1.2.2
To fulfill this Agreement, Party A and Party B agree that during the term of this Agreement, Party B may enter into equipment or property leases with Party A or any other party designated by Party A which shall permit Party B to use Party A's relevant equipment or property based on the needs of the business of Party B.

2.	The Calculation and Payment of the Service Fees

Both Parties agree that, in consideration of the services provided by Party A, Party B shall pay to Party A the fees (the “Service Fees”) equal to 100% of the net income of Party B, provided that upon mutual discussion between the Parties and the prior written consent by Party A, the rate of Service Fees may be adjusted based on the services rendered by Party A in that month and the operational needs of Party B.  The Service Fees shall be due and payable on a monthly basis;  within 30 days after the end of each month, Party B shall (a) deliver to Party A the management accounts and operating statistics of Party B for such month, including the net income of Party B during such month (the “Monthly Net Income”), and (b) pay 100% of such Monthly Net Income, or other amount agreed by Party A, to Party A (each such payment, a “Monthly Payment”).  Within ninety (90) days after the end of each fiscal year, Party B shall (a) deliver to Party A audited financial statements of Party B for such fiscal year, which shall be audited and certified by an independent certified public accountant approved by Party A, and (b) pay an amount to Party A equal to the shortfall, if any, of the net income of Party B for such fiscal year, as shown in such audited financial statements, as compared to the aggregate amount of the Monthly Payments paid by Party B to Party A in such fiscal year.

Strictly Confidential

3.	Intellectual Property Rights and Confidentiality Clauses

3.1
 Party A shall have  exclusive and proprietary rights and interests in all rights, ownership, interests and intellectual properties arising out of or created during the performance of this Agreement, including but not limited to patents, patent applications, technical secrets, trade secrets and others.

3.2
The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.3
The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall  be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

3.4	The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

Strictly Confidential

4.	Representations and Warranties

4.1	Party A hereby represents and warrants as follows:

4.1.1	Party A is a wholly foreign owned enterprise legally registered and validly existing in accordance with the laws of China.

4.1.2
Party A’s execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party A has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party A.

4.1.3	This Agreement constitutes Party A's legal, valid and binding obligations, enforceable in accordance with its terms.

4.2	Party B hereby represents and warrants as follows:

4.2.1	Party B is a domestic limited liability company legally registered and validly existing in accordance with the laws of China.

4.2.2
Party B's execution and performance of this Agreement is within its corporate capacity and the scope of its business operations; Party B has taken necessary corporate actions and given appropriate authorization and has obtained the consent and approval from third parties and government agencies, and will not violate any restrictions in law or otherwise binding or having an impact on Party B.

4.2.3	This Agreement constitutes Party B’s legal, valid and binding obligations, and shall be enforceable against it.

Strictly Confidential

5.	Effectiveness and Term

5.1
This Agreement is executed on the date first above written and shall take effect as of such date. Unless earlier terminated in accordance with the provisions of this Agreement or relevant agreements separately executed between the Parties, the term of this Agreement shall be 10 years. After the execution of this Agreement, both Parties are entitled to review this Agreement every 3 months to determine whether to amend or supplement the provisions in this Agreement based on the actual circumstances at that time.

5.2
The term of this Agreement may be extended if confirmed in writing by Party A prior to the expiration thereof. The extended term shall be determined by Party A, and Party B shall accept such extended term unconditionally.

6.	Termination

6.1	Unless renewed in accordance with the relevant terms of this Agreement, this Agreement shall be terminated upon the date of expiration hereof.

6.2
During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days' prior written notice to Party B at any time.

6.3	The rights and obligations of the Parties under Articles 3, 7 and 8 shall survive the termination of this Agreement.

7.	Governing Law and Resolution of Disputes

7.1	The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

7.2
In the event of any dispute with respect to the construction and performance of the provisions of this Agreement, the Parties shall negotiate in good faith to resolve the dispute. In the event the Parties fail to reach an agreement on the resolution of such a dispute within 30 days after any Party's request for resolution of the dispute through negotiations, any Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its then-effective arbitration rules. The arbitration shall be conducted in Beijing, and the language used during arbitration shall be Chinese. The arbitration ruling shall be final and binding on both Parties.

7.3
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Strictly Confidential

8.	Indemnification

Party B shall indemnify and hold harmless Party A from any losses, injuries, obligations or expenses caused by any lawsuit, claims or other demands against Party A arising from or caused by the consultations and services provided by Party A to Party B pursuant this Agreement, except where such losses, injuries, obligations or expenses arise from the gross negligence or willful misconduct of Party A.

9.	Notices

9.1
All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below.  A confirmation copy of each notice shall also be sent by email.  The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

9.1.1
Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

9.1.2	Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

9.2	For the purpose of notices, the addresses of the Parties are as follows:

Party A: Siping Hengchang Business Consultants Co., Ltd.
Address: East of the town of Gongzhuling, location of 998 kilometers,   Line 102
Attn:   Wei Yushan
Phone:       18643412888
Facsimile:  0434-6278415

Party B: Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.
Address: Jilin Gongzhuling State Agriculture Science and Technology Park, Industry Area, two sides of Xiqi Road.
Attn: Wei Wenbiao
Phone:      18643476888
Facsimile: 0434-6277946

Strictly Confidential

9.3	Any Party may at any time change its address for notices by a notice delivered to the other Party in accordance with the terms hereof.

10.	Assignment

10.1	Without Party A's prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

10.2	Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

11.	Severability

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

12.	Amendments and Supplements

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

13.	Language and Counterparts

This Agreement is written in both Chinese and English language in two copies, each Party having one copy with equal legal validity; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

 [The Remainder of this page is intentionally left blank]

Strictly Confidential

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Exclusive Business Cooperation Agreement as of the date first above written.

Party A: Siping Hengchang Business Consultants Co., Ltd.

By: Wei Yushan
Name:  Wei Yushan
Title： Chairman

Party B: Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.

By: Wei Wenbiao
Name:  Wei Wenbiao
Title: Manager

Strictly Confidential

Attachment 4

Equity Interest Pledge Contract used for registration with the AIC

Equity Interest Pledge Agreement

This Equity Interest Pledge Agreement ("this Agreement") has been executed by and among the following parties on February 10, 2011 in the People’s Republic of China (“China”):

1.	Party A: Siping Hengchang Business Consultants Co., Ltd. Address: East of the town of Gongzhuling, location of 998 kilometers, Line 102

2.
Pledgors:

WEI Yushan (“Party B”)
ID No.: 152322196510150014

WEI Wenbiao (“Party C”)
ID No.: 22038119863107619

YU Shulan (“Party D”)
ID No.: 220381195708093221

Party B, Party C and Party E shall be collectively referred to as “Pledgors"

3.
The Company to which the pledged equity interests belong: Jilin Province Hengjiu Grain Collection and Storage Co., Ltd. (“Party E”)

Address: Jilin Gongzhuling State Agriculture Science and Technology Park, Industry Area, two sides of Xiqi Road.

In this Agreement, each of Pledgee, Pledgors and Party E shall be referred to as a “Party” respectively and they shall be referred to as the“Parties” collectively.

Whereas:

1.	Party E is a limited liability company registered in Jilin Province, China, which engages in the business related to agricultural products.

2.
Pledgee is a wholly foreign owned enterprise registered in China. Pledgee and Party E which is owned by Pledgors have entered into an “Exclusive Business Cooperation Agreement” (“Business Cooperation Agreement”) as of the date of February 10, 2011.

3.
To ensure that Party E fully performs its obligations under “Business Cooperation Agreement”, to pay the Pledgee the due amounts of advisory and service fees, etc., Pledgors hereby pledge to Pledgee all of the equity interests they own in Party E as a pledge security.

Strictly Confidential

4.	Party B has contributed to Party E RMB 700,000, and thus holds 70% of the equity interest of Party E.

5.	Party C has contributed to Party E RMB 150,000, and thus holds 15% of the equity interest of Party E.

6.	Party D has contributed to Party E RMB 150,000, and thus holds 15% of the equity interest of Party E.

7.
Party E hereby acknowledges and confirms the rights and obligations among Pledgors and Pledgee under this Agreement, and is willing to provide any necessary assistance for the registration of such Pledge.

To perform the terms of Business Cooperation Agreement, the Parties hereby agree to execute this Agreement as the terms hereinafter:

18.	Pledge and Pledged Object

1.1
As the security to ensure Party E to fully and promptly pay any and all amounts which shall be paid to Pledgee under Business Cooperation Agreement, including but not limited to advisory and service fees set forth in Business Cooperation Agreement (whether the maturity of such fees is due to the date due, due in advance or other reasons), Pledgors hereby pledge all equity interests of Party E they currently holds or may hold in the future to Pledgee.

1.2	Pledged Object and specific equity interest amount: Pledged Object is all equity interests of Party E held by Pledgors, includes:

1.2.1Party B pledges the equity interests of Party E it holds in a total amount of RMB 700,000 to Pledgee;

1.2.2 Party C pledges the equity interests of Party E it holds in a total amount of RMB 150,000 to Pledgee.

1.2.3 Party D pledges the equity interests of Party E it holds in a total amount of RMB 150,000 to Pledgee.

19.	Term of Pledge

2.1
Pledge shall be established on such date when pledged interest equity under this Agreement has been registered with corresponding Administration of Industry and Commerce, and shall be effective for 10 years.

2.2
In case Business Cooperation Agreement extends, upon written confirmation of Party A, the term of Pledge under this Agreement shall extend to the same term of that of the extended Business Cooperation Agreement automatically. In case the amount which Party E owes to Pledgee under this Agreement has not been paid within the 10 years valid period, the term of Pledge under this Agreement shall extend until such amount is fully paid.

Strictly Confidential

20.	Registration of Pledge and Custody of Records

3.1
Parties hereby agree, within 3 days following the date when this Agreement is executed, Pledgors and Party E shall register the pledge under this Agreement on the Shareholders’ Register of Party E, and within 10 days following the date when this Agreement is executed, register the pledge under this Agreement with corresponding Administration of Industry and Commerce. Pledgors and Party E shall deliver the origins (if exists) of registration records to Pledgee for custody.

3.2
During the term of Pledge under this Agreement, Pledgors shall deliver to Pledgee’s custody the capital contribution certificate for the equity interest and the shareholders’ register which included Pledge. Pledgor shall deliver the above certificate and shareholders’ register to Pledgee within 5 working days following the date when this Agreement was executed. Pledgee shall kepp such documents during the entire term of Pledge set forth in this Agreement.

3.3	Pledgee is entitled to gather the dividends deriving from the equity interests during the term of Pledge.

21.	Exercise of Pledge

4.1	Pledgee may issue a written notice of default to Pledgors when exercising the Pledge.

4.2
Pledgee may exercise the right to enforce Pledge at the time when, or at any time after, the issuance of the notice of default. When Pledgee decides to exercise the right of Pledge, Pledgors shall immediately be clear of any right and interest related to such equity interests.

4.3
In case default occurs, pursuant to related laws of China, Pledgee is entitled to dispose of the Pledged Object in accordance with applicable legal procedures, subject to the criteria allowed by the laws of China, Pledgee shall not give the earnings from disposure of the Pledged Object to Pledgors; Pledgors hereby waive any possible right to require any earnings from disposure by Pledgee. As well, Plegdors shall not undertake any obligation to Pledgee for the shortfall after the disposure of Pledged Object.

4.4	Pledgors and Party E shall offer necessary assistance when Pledgee is exercising Pledge pursuant to this Agreement, thus to facilitate exercising the Pledge by Pledgee.

22.	Termination

Upon the full payment of advisory and service fees under Business Cooperation Agreement, and Party E is clear of any obligation under Business Cooperation Agreement, this Agreement shall be terminated, and Pledgee shall then cancel or terminate this Agreement as soon as reasonably practicable.

Strictly Confidential

23.	Applicable Law and Disputes Resolution

6.1	The conclusion, validity, construction, performance, amendment and termination shall be subject to the laws of China.

6.2
In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly consultations. If a resolution can not be reached within 30 days following the delivery of written notice of consultation from one Party to others, either Party may submit the relevant dispute to the China International Economic and Trade Arbitration Commission for arbitration, in accordance with its current Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

6.3
Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

24.	Effectiveness

7.1
Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

7.2
This Agreement is written in Chinese in six copies.  Each of Pledgee, Pledgors and Party E shall hold one copy respectively, and the remaining copy shall be submitted for registration to the Administration of Industry and Commerce.  Each copy of this Agreement shall have equal validity.

Strictly Confidential

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

Party A: Siping Hengchang Business Consultants Co., Ltd.

By: Wei Yushan
Name: Wei Yushan
Title: Chairman

Party B:  WEI Yushan

By: Wei Yushan

Party C:  WEI Wenbiao

By: Wei Wenbiao

Party C:  YU Shulan

By:Yu Shulan

Party E:  Jilin Province Hengjiu Grain Purchase and Storage Co., Ltd.

By:Wei Wenbiao
Name: Wei Wenbiao
Title: Manager

Strictly Confidential